Exhibit 99.6

 0 2 D V           Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.      036D6C    +  +  Proposals — The Board of Directors recommends that you vote “FOR” proposals 1 and 2.  A        1. Approval of the Agreement and Plan of Merger, dated as of October 22, 2019, by and among Reliant Bancorp, Inc., PG Merger Sub, Inc., and First Advantage Bancorp (“FABK”), pursuant to which, among other things, FABK will merge with and intoPG Merger Sub, Inc.        2. Approval of one or more adjournments of the special meeting, if necessary or appropriate, including to solicit additional proxies in favor of approval of the merger agreement.  Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian. please give your full title. If shares are held jointly, each holder may sign but only one signature is required.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.              Authorized Signatures — This section must be completed for your vote to

count. Please date and sign below.  B  q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q                  For Against Abstain For Against Abstain                                                                                                                                                                                                                                                                            MR A SAMPLE DESIGNATION (IF ANY) ADD 1ADD 2ADD 3ADD 4ADD 5ADD 6  000004ENDORSEMENT_LINE______________ SACKPACK_____________  Special Meeting Proxy Card 1234 5678 9012 345  MMMMMMMMM        4 4 6 1 3 8  MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND  C 1234567890  J N T  C123456789  MMMMMMMMMMMM MMMMMMMMMMMMMM  MMMMMM  000000000.000000 ext000000000.000000 ext000000000.000000 ext  000000000.000000 ext000000000.000000 ext000000000.000000 ext  If no electronic voting,delete QR code and control # Δ ≈        OnlineGo to www.investorvote.com/FABK or scan the QR code — login details are located in the shaded bar below.          PhoneCall toll free 1-800-652-VOTE (8683) within the USA, US territories and CanadaSave paper, time and money! Sign up for electronic delivery at www.investorvote.com/FABK                  Your vote matters – here’s how to vote!You may vote online or by phone instead of mailing this card.Votes submitted electronically must be received by 11:59 p.m., Central Time, on March 2, 2020.

IMPORTANT SPECIAL MEETING INFORMATION

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING
TO BE HELD ON MARCH 3, 2020.
THE PROXY STATEMENT IS AVAILABLE AT:
www.edocumentview.com/FABK

Small steps make an impact.
Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/FABK

▼ **IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

First Advantage Bancorp

REVOCABLE PROXY — FIRST ADVANTAGE BANCORP

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

The undersigned hereby appoints the official proxy committee of First Advantage Bancorp (the "Company"), consisting of Earl O. Bradley, III and Michael E. Wallace or either of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Special Meeting of Stockholders to be hold on March 3, 2020 at 11:30 a.m., local time, at the First Advantage Bank, North Clarksville Branch, 1800 Ft. Campbell Blvd., Clarksville, Tennessee, and at any adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

This proxy will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted "FOR" proposals 1 and 2. If any other business is presented at the Special Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment. At the present lime, the Board of Directors knows of no other business to be presented at the Special Meeting. This proxy also confers discretionary authority on the Proxy Committee of the Board of Directors to vote on matters incident to the conduct of the meeting.

The above signed acknowledges receipt from First Advantage Bancorp, before the execution of this proxy, of a Notice of Special Meeting of Stockholders and a Proxy Statement for the Special Meeting.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark box to the right if you plan to attend the Special Meeting. ☐

First Advantage Bancorp

VOTE

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas.

Special Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

+

A Proposals — The Board of Directors recommends that you vote "FOR" proposals 1 and 2.

	For	Against	Abstain
1. Approval of the Agreement and Plan of Merger, dated as of October 22, 2019, by and among Reliant Bancorp, Inc., PG Merger Sub, Inc., and First Advantage Bancorp ("FABK"), pursuant to which, among other things, FABK will merge with and into PG Merger Sub, Inc.	☐	☐	☐
2. Approval of one or more adjournments of the special meeting, if necessary or appropriate, including to solicit additional proxies in favor of approval of the merger agreement.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian. please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 4 4 6 1 3 8 +

036D7C

 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.The undersigned hereby appoints the official proxy committee of First Advantage Bancorp (the “Company”), consisting of Earl O. Bradley, Ill and Michael E. Wallace or either of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Special Meeting of Stockholders to be hold on March 3, 2020 at 11:30 a.m., local time, at the First Advantage Bank, North Clarksville Branch, 1800 Ft. Campbell Blvd., Clarksville, Tennessee, and at any adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:This proxy will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted “FOR” proposals 1 and 2. If any other business is presented at the Special Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment. At the present lime, the Board of Directors knows of no other business to be presented at the Special Meeting. This proxy also confers discretionary authority on the Proxy Committee of the Board of Directors to vote on matters incident to the conduct of the meeting.The above signed acknowledges receipt from First Advantage Bancorp, before the execution of this proxy, of a Notice of Special Meeting of Stockholders and a Proxy Statement for the Special Meeting.PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE  REVOCABLE PROXY — FIRST ADVANTAGE BANCORP  q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q    IMPORTANT SPECIAL MEETING INFORMATIONIMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON MARCH 3, 2020.THE PROXY STATEMENT IS AVAILABLE AT:www.edocumentview.com/FABK

 0 2 D V         Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.      036D9A    +  +  Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian. please give your full title. If shares are held jointly, each holder may sign but only one signature is required.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.            q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q                      Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.  B    Proposals — The Board of Directors recommends that you vote “FOR” proposals 1 and 2.  A        1. Approval of the Agreement and Plan of Merger, dated as of October 22, 2019, by and among Reliant Bancorp, Inc., PG Merger Sub, Inc., and First Advantage Bancorp (“FABK”), pursuant to which, among other things, FABK will merge with and intoPG Merger Sub, Inc.        2. Approval of one or more adjournments of the special meeting, if necessary or appropriate, including to solicit additional proxies in favor of approval of the merger agreement.  For Against Abstain For Against Abstain                                                                                                                                                                                                                                                                          MR A SAMPLE DESIGNATION (IF ANY) ADD 1ADD 2ADD 3ADD 4ADD 5ADD 6  000004ENDORSEMENT_LINE______________ SACKPACK_____________  Special Meeting Proxy Card 1234 5678 9012 345  MMMMMMMMM        4 4 6 1 3 8  MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND  C 1234567890  J N T  C123456789  MMMMMMMMMMMM MMMMMMMMMMMMMM  MMMMMM  000000000.000000 ext000000000.000000 ext000000000.000000 ext  000000000.000000 ext000000000.000000 ext000000000.000000 ext  If no electronic voting,delete QR code and control # Δ ≈        OnlineGo to www.investorvote.com/FABK or scan the QR code — login details are located in the shaded bar below.          PhoneCall toll free 1-800-652-VOTE (8683) within the USA, US territories and CanadaSave paper, time and money! Sign up for electronic delivery at www.investorvote.com/FABK                  Your vote matters – here’s how to vote!You may vote online or by phone instead of mailing this card.Votes submitted electronically must be received by 11:59 p.m., Central Time, on March 2, 2020.

IMPORTANT SPECIAL MEETING INFORMATION

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON MARCH 3, 2020.

THE PROXY STATEMENT IS AVAILABLE AT:

www.edocumentview.com/FABK

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/FABK

▼ **IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

First Advantage Bancorp

VOTING INSTRUCTION CARD — FIRST ADVANTAGE BANCORP 401K

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

The undersigned hereby directs the **401(k) Plan** Trustee to vote all shares of common stock of First Advantage Bancorp (the "Company") credited to the undersigned's account, for which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held on March 3, 2020 at 11:30 a.m., local time, at the First Advantage Bank, North Clarksville Branch, 1800 Ft. Campbell Blvd., Clarksville, Tennessee, and at any adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

The above signed acknowledges receipt from First Advantage Bancorp, before the execution of this voting instruction card, of a Notice of Special Meeting of Stockholders and a Proxy Statement for the Special Meeting.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark box to the right if you plan to attend the Special Meeting. ☐

 0 2 D V         Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.      036DAA    +  +  Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian. please give your full title. If shares are held jointly, each holder may sign but only one signature is required.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.            q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q                      Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.  B    Proposals — The Board of Directors recommends that you vote “FOR” proposals 1 and 2.  A        1. Approval of the Agreement and Plan of Merger, dated as of October 22, 2019, by and among Reliant Bancorp, Inc., PG Merger Sub, Inc., and First Advantage Bancorp (“FABK”), pursuant to which, among other things, FABK will merge with and intoPG Merger Sub, Inc.        2. Approval of one or more adjournments of the special meeting, if necessary or appropriate, including to solicit additional proxies in favor of approval of the merger agreement.  For Against Abstain For Against Abstain                                                                                                                                                                                                                                                                          MR A SAMPLE DESIGNATION (IF ANY) ADD 1ADD 2ADD 3ADD 4ADD 5ADD 6  000004ENDORSEMENT_LINE______________ SACKPACK_____________  Special Meeting Proxy Card 1234 5678 9012 345  MMMMMMMMM        4 4 6 1 3 8  MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND  C 1234567890  J N T  C123456789  MMMMMMMMMMMM MMMMMMMMMMMMMM  MMMMMM  000000000.000000 ext000000000.000000 ext000000000.000000 ext  000000000.000000 ext000000000.000000 ext000000000.000000 ext  If no electronic voting,delete QR code and control # Δ ≈        OnlineGo to www.investorvote.com/FABK or scan the QR code — login details are located in the shaded bar below.          PhoneCall toll free 1-800-652-VOTE (8683) within the USA, US territories and CanadaSave paper, time and money! Sign up for electronic delivery at www.investorvote.com/FABK                  Your vote matters – here’s how to vote!You may vote online or by phone instead of mailing this card.Votes submitted electronically must be received by 11:59 p.m., Central Time, on March 2, 2020.

IMPORTANT SPECIAL MEETING INFORMATION

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON MARCH 3, 2020.

THE PROXY STATEMENT IS AVAILABLE AT:

www.edocumentview.com/FABK

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/FABK

▼ **IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

First Advantage Bancorp

VOTING INSTRUCTION CARD — FIRST ADVANTAGE BANCORP ESOP

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

The undersigned hereby directs the **ESOP** Trustee to vote all shares of common stock of First Advantage Bancorp (the "Company") allocated to the undersigned's account, for which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held on March 3, 2020 at 11:30 a.m., local time, at the First Advantage Bank, North Clarksville Branch, 1800 Ft. Campbell Blvd., Clarksville, Tennessee, and at any adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

The above signed acknowledges receipt from First Advantage Bancorp, before the execution of this voting instruction card, of a Notice of Special Meeting of Stockholders and a Proxy Statement for the Special Meeting.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark box to the right if you plan to attend the Special Meeting. ☐